SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                           __________________________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 25, 2003



                              ELSINORE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



                                     Nevada
                         (State or Other Jurisdiction of
                         Incorporation or Organization)



           001-07831                                     88-0117544
      (Commission File Number)                        (I.R.S. Employer
                                                     Identification No.)


                               202 Fremont Street
                             Las Vegas, Nevada 89101
               (Address of Principal Executive Offices) (Zip Code)



                                 (702) 385-4011
                         (Registrant's telephone number,
                              including area code)

Item 5.    Other Events.

     The Company's Revised Definitive Information Statement on Schedule 14C that was filed with the Commission on May 27, 2003 incorrectly states that the date of the Company's Annual Meeting of Stockholders, July 2, 2003, is a Tuesday. The correct date for the Annual Meeting of Stockholders is Wednesday, July 2, 2003.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ELSINORE CORPORATION


Date:  June 25, 2003                By:  /s/ Gina L. Contner Mastromarino
                                             Gina L. Contner Mastromarino
                                             Assistant Secretary and Principal
                                             Financial and Accounting Officer